UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2009

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                  0-25165                   14-1809721
-----------------------------    ---------------------      ----------------
(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


302 Main Street, Catskill NY                                     12414
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03(a).  Amendments  to Articles  of  Incorporation  or Bylaws;  Change in
               Fiscal Year

     On December 15, 2009, the Board of Directors of Greene County Bancorp, Inc. (the "Company") unanimously approved an amendment to Article II, Section 2 of the Company's Bylaws to specify the date of the annual meeting of stockholders of the Company as the first Saturday of November at 10:00 a.m. (from the fourth Wednesday of October at 5:00 p.m.), unless the Board of Directors determines another date and time within 150 days of the end of the Company's fiscal year.

     On December 15, 2009, the Board of Directors of the Company also unanimously approved an amendment to Article III, Section 15 of the Company's Bylaws to change the age limitation for reelection to the Board of Directors from 75 years to 72 years and to remove an exception to the 70 years age limitation for initial election to the Board of Directors.

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable

(d)  Exhibits.

                  The following Exhibit is attached as part of this report:


                  3.2 Greene County Bancorp, Inc. Bylaws, as amended as
                        described in this Form 8-K

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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                GREENE COUNTY BANCORP, INC.


DATE:  December 21, 2009              By:       /s/ Michelle Plummer
                                                -------------------------------
                                                Michelle Plummer
                                                Executive Vice President and
                                                Chief Financial Officer and
                                                Chief Operating Officer


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